UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Raytheon Technologies

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareowner Meeting to Be Held on April 27, 2021.

RAYTHEON TECHNOLOGIES
CORPORATION

RAYTHEON TECHNOLOGIES CORPORATION

870 WINTER STREET

WALTHAM, MASSACHUSETTS 02451

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 2, 2021
Date: April 26, 2021	Time: 8:00 a.m. Eastern time
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/RTX2021

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/RTX2021 and be sure to have the information that is printed in the box marked by the arrow  (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and instructions on how to vote. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——  Before You Vote  ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT       ANNUAL REPORT

How to View Online:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.

This e-mail address should NOT be used for any other requests. Instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2021 to facilitate timely delivery.

——  How To Vote  ——

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/RTX2021. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR the
listed nominees under Item 1.

Item 1 -	Election of Directors

Nominees:

1a.	Tracy A. Atkinson

1b.	Gregory J. Hayes

1c.	Thomas A. Kennedy

1d.	Marshall O. Larsen

1e.	George R. Oliver

1f.	Robert K. (Kelly) Ortberg

1g.	Margaret L. O’Sullivan

1h.	Dinesh C. Paliwal

1i.	Ellen M. Pawlikowski

1j.	Denise L. Ramos

1k.	Fredric G. Reynolds

1l.	Brian C. Rogers

1m.	James A. Winnefeld, Jr.

1n.	Robert O. Work

COMPANY PROPOSALS: The Board of Directors recommends a vote FOR Items 2, 3, 4 and 5.

Item 2 -	Advisory Vote to Approve Executive Compensation

Item 3 -	Appoint PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2021

Item 4 -	Approve Raytheon Technologies Corporation Executive Annual Incentive Plan

Item 5 -	Approve Amendment to the Raytheon Technologies Corporation 2018 Long-Term Incentive Plan

SHAREOWNER PROPOSAL: The Board of Directors recommends a vote AGAINST Item 6.

Item 6 -	Shareowner Proposal to Amend Proxy Access Bylaw